EXHIBIT 10.3

155659.00009/155661629v.4

FIRST AMENDMENT TO
LOAN AND SECURITY AGREEMENT

THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of October 28, 2025, is entered into by and among LULU’S FASHION LOUNGE HOLDINGS, INC., a Delaware corporation (“Holdings”), LULU’S FASHION LOUNGE PARENT, LLC, a Delaware limited liability company (“Parent”), and LULU’S FASHION LOUNGE, LLC, a Delaware limited liability company (“Lulus”, and together with Holdings, Parent and any other Person that at any time after the date hereof becomes a Borrower hereunder, jointly, severally and collectively, the “Borrowers” and each individually a “Borrower”), the Persons from time to time party to the Loan Agreement (as defined below) as Guarantors, the several financial institutions from time to time party to the Loan Agreement as Lenders, and WHITE OAK COMMERCIAL FINANCE, LLC, a Delaware limited liability company (“WOCF”), as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, “Administrative Agent”).  Terms used herein without definition shall have the meanings ascribed to them in the Loan Agreement defined below.

RECITALS

A.Borrowers, Guarantors, Lenders, and Administrative Agent have previously entered into that certain Loan and Security Agreement, dated as of August 14, 2025 (as amended to date, as amended hereby, and the same may be further amended, restated, amended and restated, replaced, supplemented or otherwise modified from time to time, the “Loan Agreement”), pursuant to which Administrative Agent and the Lenders have made certain loans and financial accommodations available to Borrowers.

B.Loan Parties have requested, and Administrative Agent and Lenders have agreed, to amend the Loan Agreement on the terms and conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.Amendments to Loan Agreement.
(a)Section 2.01(a)(vi)(A) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“(A)Administrative Agent shall at all times have dominion and control over each Collection Account of any Loan Party, and all Deposit Accounts of any Loan Party (other than Excluded Accounts) shall be subject to a Control Agreement which shall provide, (a) in the case of the Collection Account (to the extent that the Collection Account is separate from the Administrative Agent Account), among other things, that all amounts therein will be forwarded by daily sweep to the Administrative Agent Account, or as otherwise directed by Administrative Agent and (b) in the case of each such other Deposit Account, among other things, that upon notice by the Administrative Agent to the deposit account bank, all amounts in each such deposit account will be forwarded by daily sweep to the Administrative Agent. At all times Borrowers shall cause all invoices evidencing Accounts (including Credit Card Receivables) to be marked payable directly to a Collection Account

(it being understood and agreed that any checks received by the Borrowers in respect of Accounts shall be promptly (and, in any event, within five (5) Business Days following receipt) deposited or remitted into a Collection Account).  All collections and other amounts received by the Loan Parties from any Account Debtor (including, without limitation, Credit Card Issuers and Credit Card Processors), in addition, all other cash received by the Loan Parties from any other source shall upon receipt be deposited into a Collection Account.  Administrative Agent will credit all payments received by it to the Loan Account, conditional upon final collection; credit will be given only for cleared funds received prior to 11:00 a.m. (New York time) by Administrative Agent.  In all cases, the Loan Account will be credited only with the net amounts actually received. The Loan Parties will not commingle any collections with any of their other funds or property, but will segregate them from their other assets and will hold them in trust and for the account and as the property of Revolver Lenders.  Borrowers hereby agree to, and will cause the other Loan Parties to, endorse any collections upon the request of Administrative Agent. Administrative Agent may apply all amounts received by it to such of the Revolver Loans and in such order as it may elect in its sole and absolute discretion.  Unless otherwise agreed by Administrative Agent and Administrative Borrower, any Loan requested by Administrative Borrower and made by Administrative Agent hereunder shall be disbursed to the Disbursement Account.”

(b)The first sentence of Section 5.14 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“Each Loan Party will, and will cause each of its Subsidiaries to, keep (a) their Inventory (other than in-transit Inventory) only at the locations identified on Schedule 5.14 to this Agreement (provided that Borrowers may amend Schedule 5.14 to this Agreement so long as such amendment occurs by written notice to Administrative Agent within three (3) Business Days of the date on which such Inventory is moved to such new location and such new location is within the continental United States), (b) their Equipment only at the locations identified on Schedule 5.14 to this Agreement (provided that Borrowers may amend Schedule 5.14 to this Agreement so long as such amendment occurs by written notice to Administrative Agent within three (3) Business Days of the date on which such Equipment is moved to such new location and such new location is within the continental United States), and (c) their respective chief executive offices only at the locations identified on Schedule 5.14 to this Agreement (provided that Borrowers may amend Schedule 5.14 to this Agreement to reflect a new chief executive office in Chico, CA so long as such amendment occurs by written notice to Administrative Agent within three (3) Business Days of the date upon which Borrowers relocate to such location).”

(c)Section 6.01(f) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“(f)Borrowing Base Report.  The following Borrowing Base Reports: (i) if no Increased Reporting Period exists, on or before the fifth (5th) day of each Fiscal Month, a fully completed and executed Borrowing Base Report as of the last day of the previous Fiscal Month, (ii) during an Increased Reporting Period, on or before the fourth (4th) Business Day of each week, a fully completed and executed Borrowing Base Report as of the last day of the previous week; in each case by Borrowers and detailing the Eligible Wholesale Accounts, Eligible Credit Card Receivables and Eligible Inventory, containing a calculation of Revolver Availability Reserves and Revolver Availability and reflecting all sales, collections, debit and credit adjustments, purchases and cost of goods sold for inventories, and a detailed calculation of (A) those Accounts that are not Eligible Wholesale Accounts or Eligible Credit Card Receivables and (B) Inventory which is not Eligible Inventory, all of which calculations shall be prepared under the supervision of the chief financial officer of each Borrower and certified by such officer.”

2.Calculation of Interest for October 2025.  Administrative Agent, the Lenders, and Borrowers hereby acknowledge, confirm, and agree that (a) Section 2.01(a)(vi)(A) of the Loan Agreement (prior to giving effect to this Amendment) provided that, for purposes of calculating interest due to the Revolver Lenders, credit will be given to collections on the date that is two (2) Business Days after receipt by Administrative Agent of cleared funds (such provisions, the “Collection Day Provisions”) and (b) notwithstanding anything in the Loan Agreement or any other Loan Documents, the Collection Day Provisions shall be inapplicable to the calculation of interest due to the Revolver Lenders for the month of October 2025 (i.e., October 1, 2025 through and including October 31, 2025).
3.Effectiveness of this Amendment.  This Amendment shall become effective upon the satisfaction, as determined by Administrative Agent, of the following conditions (such date, the “Amendment Effective Date”):
(a)Amendment.  Administrative Agent shall have received this Amendment, fully executed in a sufficient number of counterparts for distribution to all parties.
(b)Representations and Warranties.  The representations and warranties set forth herein and in the Loan Agreement shall be true and correct in all material respects on and as of the date hereof (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof).
(c)No Default or Event of Default.  No Default or Event of Default would result after giving effect to this Amendment.
4.Representations and Warranties.  Each Loan Party represents and warrants as follows:
(a)Authority.  Such Loan Party has the requisite corporate power and authority to execute and deliver this Amendment, and to perform its obligations hereunder, under the Loan Agreement (as amended or modified hereby) and under the other Loan Documents to which it is a party.
(b)Enforceability.  This Amendment has been duly executed and delivered by each Loan Party.  This Amendment, the Loan Agreement (as amended or modified hereby) and each other Loan Document is the legal, valid and binding obligation of each Loan Party, enforceable against each Loan Party in accordance with its terms, and is in full force and effect.
(c)Representations and Warranties.  The representations and warranties contained in the Loan Agreement and each other Loan Document are true and correct in all material respects on and as of the date hereof (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof).
(d)Due Execution.  The execution, delivery and performance of this Amendment are within the power of each Loan Party, have been duly authorized by all necessary corporate action, have received all necessary governmental approval, if any, and do not contravene any law or any contractual restrictions binding on any Loan Party.
(e)No Default.  There exists no Default or Event of Default, in each case, immediately before and after giving effect to this Amendment.
5.Reference to and Effect on the other Loan Documents.
(a)Upon and after the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to “the Loan Agreement”, “thereof” or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as modified and amended hereby.
(b)Except as specifically amended above, the Loan Agreement and all other Loan Documents, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of Loan Parties to Administrative Agent and Lenders.
(c)The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under the Loan Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of the Loan Agreement or any of the other Loan Documents.
(d)To the extent that any terms and conditions in any of the other Loan Documents shall contradict or be in conflict with any terms or conditions of the Loan Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Loan Agreement as modified or amended hereby.
6.Loan Document.  This Amendment shall constitute a Loan Document.
7.Reaffirmation.  Each Loan Party, as debtor, grantor, mortgagor, pledgor, guarantor, assignor, or in other similar capacities in which such Loan Party grants liens or security interests in its properties or otherwise acts as accommodation party, guarantor or indemnitor, as the case may be, in any case under the Loan Documents, hereby (a) acknowledges, ratifies and confirms that all Obligations constitute valid and existing “Obligations” under the Loan Agreement (as amended by this Amendment), and (b) ratifies and confirms that (i) any and all Loan Documents to which it is a party and (ii) its respective guarantees, pledges, grants of security interests and other similar rights or obligations, as applicable, under each of the Loan Documents to which it is party, in each case, remain in full force and effect notwithstanding the effectiveness of this Amendment.  Without limiting the generality of the foregoing, each Loan Party further agrees (A) that any reference to “Obligations” contained in any Loan Documents shall include, without limitation, the “Obligations” as such term is defined in the Loan Agreement (as amended by this Amendment) and (B) that the related guarantees and grants of security contained in such Loan Documents shall include and extend to such Obligations.

8.Release. Effective on the date hereof, each Loan Party hereby waives, releases, remises and forever discharges Administrative Agent and each Lender, each of their respective Affiliates, and each of their respective successors in title, past, present and future officers, directors, employees, limited partners, general partners, investors, attorneys, assigns, subsidiaries, shareholders, trustees, agents and other professionals and all other persons and entities to whom the Administrative Agent or any Lender would be liable if such persons or entities were found to be liable to such Loan Party from any and all claims, offsets, defenses and counterclaims, known or unknown, existing on or prior to the date hereof with respect to the Loan Agreement or any other Loan Document, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.
9.Governing Law; Dispute Resolution.  SECTIONS 10.16 (“GOVERNING LAW: JURISDICTION, ETC.”) and 10.17 (“WAIVER OF RIGHT TO JURY TRIAL”) OF THE LOAN AGREEMENT ARE INCORPORATED HEREIN BY REFERENCE, AND SHALL APPLY TO THIS AMENDMENT MUTATIS MUTANDIS AS IF FULLY SET FORTH HEREIN.
10.Miscellaneous.  Sections 1.02 (“Certain Rules of Construction”), 10.01 (“Amendments, Etc.”), 10.02 (“Notices; Electronic Communications”), 10.06 (“Successors and Assigns”), 10.10 (“Counterparts; Integration; Effectiveness”), 10.12 (“Severability”) and 10.18 (“Waivers Regarding Insolvency Proceedings.”) of the Loan Agreement are incorporated herein by reference, and shall apply to this Amendment mutatis mutandis as if fully set forth herein.

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IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

BORROWERS:

LULU’S FASHION LOUNGE HOLDINGS, INC.,
a Delaware corporation

By:___/s/ Crystal Landsem_____________

Name:___ Crystal Landsem_______________

Title:____CEO________________________

LULU’S FASHION LOUNGE PARENT, LLC,
a Delaware limited liability company

By:___/s/ Crystal Landsem_____________

Name:___ Crystal Landsem_______________

Title:____CEO________________________

LULU’S FASHION LOUNGE, LLC,

a Delaware limited liability company

By:___/s/ Crystal Landsem_____________

Name:___ Crystal Landsem_______________

Title:____CEO________________________

[Signatures continue on following page]

[Signature Page to First Amendment to Loan and Security Agreement]

ADMINISTRATIVE AGENT: WHITE OAK COMMERCIAL FINANCE, LLC, as Administrative Agent By: /s/ Meredith Fitz________________________ Name: Meredith Fitz Title: Executive Vice President

LENDERS: WHITE OAK ABL 3, LLC, as a Lender By: /s/ Meredith Fitz________________________ Name: Meredith Fitz Title: Executive Vice President

[Signature Page to First Amendment to Loan and Security Agreement]